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                                EXHIBIT 10.110

                                   AMENDMENT
                                      TO
                             EMPLOYMENT AGREEMENT


         THIS THIRD AMENDMENT AGREEMENT (the "Agreement") to the Employment Agreement dated as of May 2, 1995, is made and entered into as of this 12th day of February, 1999 by and between Brown & Sharpe Manufacturing Company, a Delaware corporation (the "Company") and Frank T. Curtin of Wickford, Rhode Island (the "Executive").

         WHEREAS the Company and the Executive entered into an Employment Agreement dated as of May 2, 1995 (the "Employment Agreement"), pursuant to which the Company agreed to employ the Executive as its President and Chief Executive Officer for a three year term;

         WHEREAS, the parties entered into a Second Amendment Agreement to the Employment Agreement dated as of May 1st, 1998, extending the Executive's terms of employment for one additional year expiring on May 1, 1999.

         WHEREAS, the Company and Executive desire to further amend and modify the Employment Agreement, as amended, to provide for a further extension of the term of the Executive's employment for an additional one year term ending May 1, 2000 and fix his salary for 1999.

         NOW THEREFORE, in consideration of this premises and the following promises, the parties hereto hereby agree as follows:

         1.   The Company and the Executive agree that Section 2. Term of the
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              Employment Agreement, as amended, shall be further amended and modified by deleting the words "term of four (4) years" in line two thereof and substituting therefor the words "term of five (5) years".

         2.   With respect to Base Salary referred to in Section 4(a) of the
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              Employment Agreement, as amended, it is agreed that the
              Executive's annual Base Salary as of January 1, 1999 is
              $425,272.00.

         3. The Employment Agreement, except as expressly modified and amended by the First Amendment, the Second Amendment and by this Third Amendment, shall remain in full force and effect between the parties.

         IN WITNESS WHEREOF, this Third Amendment Agreement has been executed by the Company by its duly authorized officer and attested to by its Secretary and by the Executive as of the date first above written.

Brown & Sharpe Manufacturing Company                  Executive


By: /s/ Andrew C. Genor                               /s/ Frank T. Curtin
    -----------------------------------               -------------------------
    Andrew C. Genor                                   Frank T. Curtin
    Vice President and Chief Financial Officer

Attest


/s/ James W. Hayes, III
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James W. Hayes, III
Secretary